DUNHAM FUNDS

Supplement dated July 15, 2015 to the Statement of Additional Information dated February 27, 2015, or as subsequently amended (the “SAI”). This Supplement updates and supersedes any contrary information contained in the SAI.

The information provided in this Supplement pertains to certain changes that were approved by the Board of Trustees of the Dunham Funds effective as of July 1, 2015 with respect to the Dunham Alternative Strategy Fund (reduction in Sub-Advisory fee) and the Dunham Large Cap Value Fund (Sub-Adviser change).

Rothschild Asset Management Inc. replaces C.S. McKee, L.P. (‘C.S. McKee”) as Sub-Adviser to the Dunham Large Cap Value Fund. Therefore, any information pertaining to C.S. McKee in the SAI is deleted in its entirety and replaced with the information provided in this Supplement.

Reference is made to the section entitled “INVESTMENT MANAGEMENT AND OTHER SERVICES”, sub-heading “INVESTMENT ADVISER” beginning on page 53 of the SAI. The information with respect to the Dunham Alternative Strategy Fund and the Dunham Large Cap Value Fund in the tables located on pages 53-54 is deleted and replaced with the following:

Fund:	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Alternative Strategy Fund	0.95% – 1.35%	0.65%	0.30% - 0.70%
Dunham Large Cap Value Fund	0.75% -1.15%	0.65%	10.0%-0.50%

Fund:	Base Fee +/- Fulcrum Fee	Pre-Approved Negotiable Range of Sub-Advisory Fees
Dunham Alternative Strategy Fund	50 basis points (0.50%) +/- 20 basis points (0.20%)	0% - 1.50%
Dunham Large Cap Value Fund	30 basis points (0.30%) +/- 20 basis points (0.20%)	0% -.1.00

Reference is made to the table under the section entitled “PORTFOLIO MANAGERS” beginning on page 71, the section entitled “Conflicts of Interest” beginning on page 76, the section entitled “Compensation” beginning on page 83, the section entitled “Ownership of Securities” beginning on page 87, and Appendix B beginning on page 107.

The following information, as of June 30, 2015, replaces the Dunham Large Cap Value Fund sections in the table under the heading “Portfolio Managers” beginning on page 71:

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Portfolio Manager/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Chris R. Kaufman Rothschild Asset Management Inc. Dunham Large Cap Value Portfolio	1	$0.497	6	$646.459	26	$373.340	$1,020.297
Paul Roukis Rothschild Asset Management Inc. Dunham Large Cap Value Portfolio	1	$0.497	6	$646.459	26	$373.340	$1,020.297

The following replaces the C.S. McKee information located on page 79 in the section entitled “Conflicts of Interest” that begins on page 76:

Rothschild Asset Management Inc. (“Rothschild”) – As a fiduciary, Rothschild (the “Firm”) owes its clients a duty of loyalty.  Accordingly, the Firm should examine its business practices to identify business practices that may cause a conflict of interest between the Firm and its clients, disclose such conflicts of interest to its clients and develop policies and procedures to deal with such conflicts and to ensure that the Firm always acts in the best interests of its clients.

The Chief Compliance Officer is responsible for conducting a review of the Firm’s business practices at least annually to ensure that (a) relevant disclosure is provided to its clients, and (b) necessary policies and procedures are maintained and implemented.  In conducting the annual review, the Chief Compliance Officer will consider, among other things, those business practices, conflicts of interest and other issues described below:

Potential Conflicts of Interest

In addressing potential conflicts of interest, the Firm will consider, and will disclose to clients, the following issues, among others, and will also explain how it addresses each potential conflict of interest.

A.  Brokerage and Investment Discretion

1.   Soft Dollar Arrangements

A potential conflict of interest could arise when the Firm executes securities trades through brokerage firms that provide soft dollar services to the Firm.  Soft dollar services may also benefit investor accounts other than the account that generated the soft dollars. Further, the broker may expect future commission business in return.   Commission Sharing Arrangements also present similar potential conflicts.

2.   Equitable Treatment of Accounts

The Firm has a potential conflict of interest because it manages multiple client accounts. In   addition,   the   Firm   may   receive   performance-based   compensation   or   higher management   fees   from   certain   client   accounts,   or   the   Firm   or   its   employees (“Employees”) may have made investments in a client account, such as the Firm’s

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commingled funds.  Accordingly, the Firm may be inclined to favor certain accounts over others.

B.  Personal Trading and Employee Activities

1.   Personal Trading

The Firm permits its Employees to trade securities for their own accounts.  Accordingly, the Firm has a fiduciary obligation to ensure that the interests of the Firm’s clients are put before the Employees’ personal interests and that Employees do not, among other things, “front-run” trades for clients or otherwise favor their personal accounts.

2.   Outside Business Activities

Since the Firm permits Employees to engage in outside business activities, there is the potential that such activities will conflict with the Employee’s duties to the Firm and its clients.  Outside business activities may include circumstances where the Firm conducts or may conduct business with an entity in which an Employee has a personal interest.

3.   Business Gifts and Entertainment

Employees of the Firm may periodically provide to or receive gifts and business entertainment from clients, vendors and other persons with whom the Firm conducts or may conduct business. Gifts and entertainment may also be considered efforts to gain unfair advantage or may impair the Firm’s ability to act in the best interests of its clients.

4.   Political Contributions

The Firm and its Employees may make, subject to certain pre-approval requirements, political  contributions  to  officials  of  government  entities  who  are  in  a  position  to influence the award of advisory business or to candidates for such office. Such political contributions may improperly influence a government entity’s decision to invest its assets with the Firm.

5.   Reporting Illegal or Unethical Behavior

Unethical or illegal conduct on the part of Employees can damage the Firm’s reputation and impair its ability to meet its fiduciary duties to clients.

C.  Insider Trading

Portfolio managers and other Employees of the Firm may receive, whether intentionally or inadvertently, material nonpublic information.

D.  Value Added Investors

The Firm’s advisory clients and commingled fund investors may be officers or employees of publicly-traded companies or financial services companies such as hedge funds or private equity firms (collectively, “Value Added Investors”). The Firm’s clients are required to disclose in its investment management agreement or commingled fund subscription document whether it is a Value Added Investor, and if so, the companies associated with the investor.

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The Compliance Department will maintain a list of any companies associated with Value Added Investors. The Operations Department will conduct a 30 day look-back check of both the Firm’s trade blotter and personal trading pre-approvals against the list of companies associated with Value Added Investor Companies to identify potential trading conflicts or trading on material non-public information.

E.  Proxy Voting

The Firm may be in a position where its interests conflict with the best interests of the client when determining how to vote client proxies.

F.  Identification of Affiliated Persons/Entities

In order to identify potential conflicts of interests, the Chief Compliance Officer will maintain a list of persons and entities who are affiliated with the Firm, including accounts products in which the Firm may have a proprietary interest. This list shall include affiliates of the Rothschild Group and the sponsor of any Mutual Funds for which the Firm serves as investment manager and subsidiaries of the sponsor.

The following replaces the C.S. McKee information located on page 85 in the section entitled “Compensation” that begins on page 83:

Rothschild – Professionals are eligible for an attractive compensation package comprised of both a base salary as well as additional cash bonus compensation. Bonuses vary and are ultimately determined by the firm’s Management Committee. Bonuses for investment professionals are based primarily on their contribution as a portfolio manager and/or analyst, but also incorporate other intangibles contributing to the overall success of the firm. Bonuses are based on both objective (measurable) and qualitative criteria. The objective (measurable) goals is the portfolio’s performance relative to the respective benchmark as well as versus peers (a combination of short- and intermediate-term performance). The Qualitative criteria considers the portfolio managers adherence to the firm’s rigorous risk controls.

The following information, provided as of June 30, 2015, is added to the section entitled “Ownership of Securities” beginning on page 87:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Chris R. Kaufman	Dunham Large Cap Value Fund	None
Paul Roukis	Dunham Large Cap Value Fund	None

The following Proxy Voting Policy of C.S. McKee in Appendix B is deleted and replaced with the following:

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Rothschild Asset Management Inc. Proxy Voting Policies and Procedures Amended December 2014

Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Rothschild Asset Management Inc. (the “Firm”) generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, the Firm votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Policy”).

In order to administer this Policy the Firm has created a Corporate Governance Committee comprised of senior personnel of the Firm, including the Head of Administration and the Chief Compliance Officer.

Use of Third-Party Proxy Voting Service

The Securities and Exchange Commission (“SEC”) has expressed its view that although the voting of proxies remains the duty of a registered investment adviser, the adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser has determined that the service provider is independent from issuer companies on which it completes its proxy analysis.

The Firm has determined that Institutional Shareholder Services, Inc. (“ISS”) (a) has the capacity and competence to analyze proxy issues and (b) is independent and can make recommendations in an impartial manner in the best interests of the Firm's clients. Accordingly, the Firm has entered into an agreement with ISS to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS Guidelines (“ISS Guidelines”) unless otherwise instructed by the Firm. Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies will provide a central source for the Firm’s proxy voting records.

With respect to any Mutual Funds, the Firm will be responsible to review the accuracy of

Form N-PX and coordinate with ISS to ensure that Form N-PX is submitted on a timely basis. Proxy Voting Guidelines

Except as provided below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with standard ISS Guidelines, which may be accessed here: http://issgovernance.com/policy/

2011/policyinformation. To avoid conflicts, the Firm will vote in accordance with ISS Guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer.

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•	In the event that (i) the Firm discovers a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS Guidelines is not in the best interest of the client, the Firm will not vote in accordance with standard ISS Guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS Guidelines. ISS will execute the vote as directed by the Firm.

•	In the event that a client-directed proxy guideline is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. 16 ISS will execute the vote as directed by the Firm.

•	In accordance with instructions from certain of the Firm’s Taft-Hartley clients, the Firm will vote such clients’ proxies in accordance with ISS’s U.S. Taft-Hartley Guidelines: http://issgovernance.com/files/ISS2011TaftHartleyUSGuidelines.pdf

•	ISS will notify the Firm of certain votes involving, without limitation, mergers and acquisition transactions, dissident shareholders and AFL-CIO key votes (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Corporate Governance Committee or the applicable portfolio manager will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the client. The Corporate Governance Committee or the applicable portfolio manager will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

•	When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s clients also own stock, the Firm will vote the proxy for its clients in accordance with ISS Guidelines and the proxy for the corporation or pension plan’s account, as directed.

•	In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Policy.

16 For the sake of clarity, it should be noted that the Firm cannot accommodate client-directed proxy voting guidelines for investors in the commingled funds managed by the Firm or CITs sub-advised by the Firm.

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Abstentions; Determination Not to Vote

The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

Securities No Longer Owned

The Firm will not vote proxies received with respect to securities that are no longer owned by a client account at the time of the proxy meeting.

Disclosure

The Firm will disclose in its Form ADV Part 2 that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Policy. If a client requests this information, the Corporate Governance Committee will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.

A summary of this Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Policy is updated.

Proxy Voting Record Keeping

The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1)	Copies of this Policy, and any amendments thereto;

2)	A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;

3)	A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;

4)	A copy of each proxy statement that the Firm or ISS receives regarding client securities; and

5)	A record of each vote that the Firm casts.
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Proxy Voting Audit Procedures

The Firm has adopted the following audit and review procedures with respect to the voting of client proxies:

•	Annually, the Corporate Governance Committee will review ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, proxy record keeping and internal and independent third-party audit certifications.

•	Semi-annually, the Corporate Governance Committee will ensure that this Policy is reasonable in light of any organizational and procedural changes affecting the Firm’s business and review the effectiveness of the implementation process.

•	Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with ISS Guidelines or, as applicable, consistent with the Firm’s direction.

The Chief Compliance Officer will be responsible for monitoring any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and for revising this Policy as necessary.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated February 27, 2015, as subsequently amended, which provide information that you should know about the Dunham Alternative Strategy Fund and the Dunham Large Cap Value Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated July 15, 2015

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